SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  September 16, 2002

BEAR STEARNS ASSET BACKED SECURITIES INC., (as depositor under the Pooling and Servicing Agreement, dated March 1, 2002 providing for the issuance of ABFS Mortgage Loan Trust 2002-1 Mortgage Pass-Through Certificates, Series 2002-1.

                    BEAR STEARNS ASSET BACKED SECURITIES INC.
             (Exact name of registrant as specified in its charter)


         Delaware                  333-56242-07                 13-3836437
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


245 Park Avenue
New York, New York                                               10167
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 272-4095

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's ABFS Mortgage Loan Trust 2002-1 Mortgage Pass-Through Certificates, Series 2002-1 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2002 ( the "Agreement"), among Bear Stearns Asset Backed Securities Inc., as Depositor, American Busines Credit Inc., as Servicer, and JPMorgan Chase Bank, as Trustee and Collateral Agent. On August 15, 2002 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on September 16, 2002 as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Trustee and Collateral Agent under the Agreement referred to herein



Date:  September 18, 2002              By: /s/   Jennifer Baran
                                        -----------------------------
                                            Jennifer Baran
                                            Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders

                                  Exhibit 99.1

                         Statement to Certificateholders
                                 September 16, 2002


                        ABFS MORTGAGE LOAN TRUST 2002-1
                        STATEMENT TO CERTIFICATEHOLDERS
                                September 16, 2002

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        107,527,000.00       88,557,490.05   6,113,279.65      155,074.00      6,268,353.65    0.00      0.00     82,444,210.40
A2         38,958,000.00       38,958,000.00           0.00      131,158.60        131,158.60    0.00      0.00     38,958,000.00
A3         57,167,000.00       57,167,000.00           0.00      226,286.04        226,286.04    0.00      0.00     57,167,000.00
A4         63,457,000.00       63,457,000.00           0.00      296,661.48        296,661.48    0.00      0.00     63,457,000.00
A5         52,891,000.00       52,891,000.00           0.00      286,933.68        286,933.68    0.00      0.00     52,891,000.00
R                   0.00                0.00           0.00            0.00              0.00    0.00      0.00              0.00
X                   0.00                0.00           0.00            0.00              0.00    0.00      0.00              0.00
TOTALS    320,000,000.00      301,030,490.05   6,113,279.65    1,096,113.80      7,209,393.45    0.00      0.00    294,917,210.40

AIO        32,000,000.00       32,000,000.00           0.00      266,666.67        266,666.67    0.00      0.00     32,000,000.00
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
------------------------------------------------------------------------------------------------------

                            BEGINNING                                                           ENDING
CLASS          CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL
-------------------------------------------------------------------------------------------------------
A1      000759CB4       823.58375152    56.85343821     1.44218661   58.29562482      766.73031332
A2      000759CC2     1,000.00000000     0.00000000     3.36666667    3.36666667    1,000.00000000
A3      000759CD0     1,000.00000000     0.00000000     3.95833330    3.95833330    1,000.00000000
A4      000759CE8     1,000.00000000     0.00000000     4.67500008    4.67500008    1,000.00000000
A5      000759CF5     1,000.00000000     0.00000000     5.42500009    5.42500009    1,000.00000000
TOTALS                  940.72028141    19.10399891     3.42535563   22.52935453      921.61628250

AIO     000759CG3     1,000.00000000     0.00000000     8.33333344    8.33333344    1,000.00000000

-----------------------------------------------------------------------------------------------------


--------------------------------------------------
            PASS-THROUGH RATES
--------------------------------------------------
 CLASS    PREVIOUS         CURRENT        NEXT
 -------------------------------------------------

A1        0.000000 %    0.000000 %      0.000000 %
A2        4.040000 %    4.040000 %      4.040000 %
A3        4.750000 %    4.750000 %      4.750000 %
A4        5.610000 %    5.610000 %      5.610000 %
A5        6.510000 %    6.510000 %      6.510000 %

AIO      10.000000 %   10.000000 %     10.000000 %
 --------------------------------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

-------------------------------------------------------------------------------
                                   Maria Inoa
               JPMorgan Chase Bank - Structured Finance Services
                        450 W. 33rd Street, 14th Floor,
                            New York, New York 10001
                              Tel: (212) 946-3676
                              Fax: (212) 946-8552
                          Email: maria.inoa@chase.com
-------------------------------------------------------------------------------


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